                                                                   EXHIBIT 10(b)

                            WARRANT AGREEMENT (WYLE)


          WARRANT AGREEMENT (the "Agreement") dated as of August 8, 1996 between Wyle Electronics, a California corporation (the "Company"), and Marshall Industries, a California corporation (the "Venture Partner").

          WHEREAS, the Company and the Venture Partner have entered into that certain Limited Liability Company Agreement of Accord Contract Services, LLC of even date herewith (the "LLC Agreement") establishing a joint venture (the "LLC Venture") between the Company and the Venture Partner;

          WHEREAS, the LLC Venture is intended to benefit the Company, the Venture Partner and their respective shareholders by allowing the Company and the Venture Partner to achieve, among other things, increased sales and reduced operating costs, to improve efficiency in certain areas of their respective businesses and to increase their respective capabilities in providing value added materials management programs to their respective customers;

          WHEREAS, the benefits expected to be derived by the Company and the Venture Partner from the LLC Venture are based upon the unique characteristics of the other party and each of the Company and the Venture Partner believes that a material change in the ownership of the other party would significantly disrupt the operation of the LLC Venture and jeopardize the value derived by the respective parties therefrom;

          WHEREAS, the Company wishes to provide a means to compensate the Venture Partner in the event that certain events affecting the Company result in a termination of the LLC Venture and therefore proposes to issue to the Venture Partner, certain warrants (the "Warrants") to purchase shares of the Company's common stock, without par value, (the "Common Stock") which will become exercisable upon the occurrence of certain events, as hereinafter described;

          WHEREAS, the Venture Partner has also entered into a Warrant Agreement of event date herewith (the "Venture Partner Warrant Agreement") pursuant to which the Venture Partner has issued certain warrants to the Company on terms substantially identical to the terms of the Warrants granted herein;

          WHEREAS, the Company and the Venture Partner have entered into (i) that certain Standstill Agreement of even date herewith (the "Standstill Agreement") providing for certain limitations on the conduct of the Venture Partner as a shareholder of the Company and (ii) that certain Registration Rights Agreement of even date herewith (the "Registration Rights Agreement") providing for certain registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares");

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

          SECTION 1.  ISSUANCE OF WARRANTS.  Concurrently with the execution of
                      --------------------
this Agreement, the Company will issue and deliver to the Venture Partner a certificate (the "Warrant Certificate") evidencing right to acquire 1,138,383 shares of the Company's Common

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Stock. Such certificate shall be in registered form only and shall be in form set forth as Exhibit A attached hereto. The Warrant Certificate shall be dated the date of issuance by the Company.

          SECTION 2.  EXECUTION OF WARRANT CERTIFICATES.  The Warrant
                      ---------------------------------
Certificate shall be signed on behalf of the Company by its Chairman of the Board or its Chief Executive Officer, President or a Vice President. Each such signature upon the Warrant Certificate may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificate and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President or Vice President, notwithstanding the fact that at the time the Warrant Certificate shall be delivered or disposed of such person shall have ceased to hold such office. Each Warrant Certificate shall also be manually signed on behalf of the Company by its Secretary or an Assistant Secretary under its corporate seal. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificate.

          SECTION 3.  REGISTRATION.  The Company shall number and register the
                      ------------
Warrant Certificates in a register as they are issued. The Company may deem and treat the registered holder(s) of the Warrant Certificate(s) (the "Holder(s)") as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in the name of the Venture Partner.

          SECTION 4.  RESTRICTIONS ON TRANSFER; REGISTRATION OF TRANSFERS AND
                      -------------------------------------------------------
EXCHANGES.
---------

          The Warrants (and any Warrant Shares issued upon the exercise of the Warrants) shall not be transferable except in accordance with the terms of this Agreement and the Standstill Agreement.

          Prior to the commencement of the Exercise Period (as defined in Section 5 below) the Warrants will not be transferable by the Venture Partner to any person other than a wholly-owned subsidiary of the Venture Partner; provided, however, that if, at any time prior to the commencement of the Exercise Period, the Warrants are held by any person other than the Venture Partner or a wholly-owned subsidiary of the Venture Partner, then the Warrants will be deemed to have been transferred in contravention of the terms of this Agreement and such Warrants shall be automatically cancelled and of no further force or effect.

          From and after the commencement of the Exercise Period, no transfer of the Warrants or the Warrant Shares shall be made unless either (i) such transfer is either made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation) or, (ii) prior to any such transfer, the transferring Holder shall have delivered to the Company, if so requested by the Company, an opinion of counsel reasonably satisfactory in form and substance to the Company, to the effect that the Warrants or Warrant Shares, as applicable, may be sold or otherwise transferred without registration under the Securities Act. Upon original issuance thereof, and until such time as the same shall have been registered under the Securities Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation) each Warrant Certificate and any certificates evidencing Warrant Shares shall bear any legend required by the Securities Act or pursuant to the Standstill Agreement,

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unless in the opinion of such counsel, such legend is no longer required by the
Securities Act or such legend required by the Standstill Agreement is no longer required thereunder.

          Subject to the limitations set forth above, the Company shall from time to time register the transfer of any outstanding Warrant Certificate in a Warrant register to be maintained by the Company upon surrender thereof, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

          Any Warrant Certificate may be exchanged at the option of the Holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificate of like series and tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled and disposed of by the Company.

          SECTION 5.  WARRANTS; EXERCISE OF WARRANTS.  Subject to the conditions
                      ------------------------------
set forth in Section 6 below and the other terms of this Agreement, each Holder shall have the right, which may be exercised at any time or from time to time during the Exercise Period (as defined below) to receive from the Company the number of fully paid and nonassessable Warrant Shares (and such other consideration) as the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. In the alternative, each Holder may exercise its right, during the Exercise Period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the Holder receives that number of Warrant Shares (and such other consideration) otherwise issuable (or payable) upon exercise of its Warrants less that number of Warrant Shares having an aggregate Current Market Value (as defined in Section 11, but based on the average Market Price for the Common Stock for the twenty trading days ending on the day immediately preceding the date on which the notice of exercise is delivered to the Company) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares. Each Warrant not exercised during the Exercise Period shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants, except as otherwise expressly provided herein.

          The Warrants shall be exercisable during a period (the "Exercise Period") which shall commence upon the Exercise Date (as defined below) and expire, at 5:00 p.m., Los Angeles time, on the first anniversary of the commencement of such Exercise Period.

          "Exercise Date" shall mean such time as each of the following events shall have occurred (i) the occurrence of an Exercise Event (as defined below); and (ii) the termination of the LLC Venture pursuant to Article 11 of the LLC Agreement.

          "Exercise Event" shall mean the occurrence of any of the following events with respect to the Company:

               (1) The approval by the shareholders of the Company of the dissolution or liquidation of the Company;

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               (2) The consummation by any person (other than the Company or the
     Venture Partner) of a tender offer or exchange offer to purchase any shares of the Company's Common Stock such that, upon the consummation of such offer, such person owns or controls 20% or more of the then outstanding Common Stock of the Company;

               (3) The execution by the Company or any subsidiary of the Company of an agreement with any person (other than the Venture Partner) to (i) merge, consolidate or otherwise reorganize with or into one or more entities that are not subsidiaries of the Company, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the consummation of such transaction are, or will be, owned by shareholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date for such approval until such transaction is consummated and that such record holders hold no securities of the other party or parties to such a transaction), (ii) sell, lease or otherwise dispose of assets of the Company or its subsidiaries representing 50% or more of the consolidated assets of the Company and its subsidiaries or (iii) issue, sell or otherwise dispose of (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 50% or more of the voting power of the Company;

               (4) The acquisition by any person (other than the Venture Partner) of beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the then outstanding Common Stock of the Company; or

               (5) The failure at any time, during any period of two consecutive years, of individuals who at the beginning of such period constituted the Board of Directors of the Company, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

          The price at which each Warrant shall be exercisable shall initially be $31.80 (representing an amount per share equal to the average Market Price per share for the 30 trading days ending on August 5, 1996). Such initial exercise price of $31.80, as such amount may be adjusted from time to time in accordance with the provisions of Section 11 hereof, is referred to herein as the "Exercise Price."

          A Warrant may be exercised upon surrender to the Company at its office address set forth in Section 12 hereof) of the Warrant Certificate or Certificate to be exercised with the form of election to purchase attached thereto duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company or by

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wire transfer of immediately available funds to an account designated by the
Company or in the manner provided in the first paragraph of this Section 5.

          Subject to the provisions of Section 6 and 8 hereof, upon such surrender of Warrants and payment of the Exercise Price the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as such Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with cash for fractional Warrant Shares as provided in Section 12. Such certificate or certificates shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

          Each Warrant shall be exercisable during the Exercise Period, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 2 hereof.

          All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

          SECTION 6.  CONDITIONS TO EXERCISE.  The right of the Venture Partner
                      ----------------------
to exercise the Warrants as contemplated by Section 5 above shall be subject to the prior satisfaction of each of the following conditions precedent:

          (a) The Holder shall not be in material breach of its obligations under this Agreement, the LLC Agreement or the Standstill Agreement;

          (b) The applicable waiting period, and any extensions thereof, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, to the extent applicable to the acquisition by the Holder of the Warrant Shares, shall have terminated, and such termination shall have been confirmed by the Federal Trade Commission and/or the Department of Justice; and

          (c) No injunction shall have been entered, and not vacated, by any court which enjoins or prohibits the issuance of the Warrant Shares to the Holder pursuant to the terms of this Agreement.

          SECTION 7.  REPRESENTATIONS AND WARRANTIES.  (a) The Company hereby
                      ------------------------------
represents and warrants to the Venture Partner as follows:

               (1) The Company has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this

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     Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (2) The Company has taken all necessary corporate and other action to authorize and reserve for issuance, upon exercise of the Warrants, a number of shares of Common Stock sufficient to permit the Warrants to be exercised in full and the Company will take all necessary corporate action to authorize and reserve for issuance all additional shares of Common Stock or other securities which may become issuable upon exercise of the Warrants pursuant to the provisions of Section 11 hereof. The shares of Common Stock to be issued upon exercise of the Warrants, including all additional shares of Common Stock or other securities that may become issuable pursuant to Section 11, will be duly and validly issued, fully paid and nonassessable, and shall be delivered free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever, including any preemptive rights of any shareholder of the Company.

               (3) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or any material agreement or obligation of the Company.

               The Venture Partner hereby represents and warrants to the Company that:

               (1) The Venture Partner has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby.

               (2) The Venture Partner is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act and is acquiring the Warrants for its own account and without a view to any distribution thereof.

          SECTION 8.  PAYMENT OF TAXES.  The Company will pay all documentary
                      ----------------
stamp taxes and other governmental charges (excluding all foreign, federal or state income, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrants hereunder, as well as all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

          SECTION 9.  MUTILATED OR MISSING WARRANT CERTIFICATE.  If any Warrant
                      ----------------------------------------
Certificate or certificate evidencing Warrant Shares shall be mutilated, lost, stolen or


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

destroyed, the Company shall issue, in exchange and substitution therefor and upon cancellation of the mutilated Warrant Certificate or other certificate, or in lieu of and substitution for the Warrant Certificate or other certificate lost, stolen or destroyed, a new Warrant Certificate or other certificate of like tenor and representing an equivalent number of Warrants or Warrant Shares.

          SECTION 10.  RESERVATION OF WARRANT SHARES.  The Company shall at all
                       -----------------------------
times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

          The Company or, if appointed, the transfer agent for the Common Stock and each transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the Warrants (collectively, the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Transfer Agent. The Company will supply the Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available all other consideration that may be deliverable upon exercise of the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 13 hereof.

          Before taking any action which would cause an adjustment pursuant to
Section 11 hereof to reduce the Exercise Price below the then par value of the Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          The Company covenants that all Warrant Shares and other capital stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof (subject to the provisions of the Standstill Agreement and the Registration Rights Agreement).

          The Company shall from time to time take all action which may be necessary or appropriate so that the Common Stock issuable upon conversion of Warrant Shares following an exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of the same class of Common Stock of the Company are then listed.

          SECTION 11.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES
                       ---------------------------------------------------------
ISSUABLE.  The Exercise Price and the number of shares of Common Stock issuable
--------
upon the exercise of each Warrant (the "Warrant Number") are subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section 11.

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          (a) Adjustment for Change in Common Stock
              -------------------------------------

          If the Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares; or

               (3) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he or it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed above results in an adjustment under subsections (b) or (c) below, no further adjustment shall be made under this subsection (a).

          (b)  Adjustment for Rights Issue
               ---------------------------

          If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them (for a period expiring within 60 days after the date fixed for determination of shareholders entitled to receive such rights, options or warrants) to purchase shares of Common Stock at a price per share less than the Current Market Value per share on the record date relating to such distribution, the Exercise Price shall be adjusted in accordance with the formula:

                                   O +  N x P
                                       -------
                      E   =  E  x          M
                                   -----------
                                      O + N

where:

          E  =  the adjusted Exercise Price.

          E  =  the then current Exercise Price.

          O = the number of shares of Common Stock outstanding on the record date for any such distribution.

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

          N = the number of additional shares of Common Stock issuable upon exercise of such rights, options or warrants.

          P = the exercise price per share of such rights, options or warrants.

          M = the Current Market Value per share of Common Stock on the record date for any such distribution.

          The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Value, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) Adjustment for Other Distributions
              ----------------------------------

          If the Company distributes to all holders of its Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries (other than dividends or distributions paid exclusively in cash), (iii) any shares of capital stock of the Company other than Common Stock, and (iv) any rights, options or warrants to acquire any of the foregoing or to acquire any Common Stock of the Company (the items referred to in the foregoing clauses (i)-(iv) being hereinafter collectively referred to as the "Distributed Property"), the Exercise Price shall be adjusted in accordance with the formula:

                         E  = E x M - F
                                  -----
                                     M

where:

          E  = the adjusted Exercise Price.

          E  = the then current Exercise Price.

          M = the Current Market Value per share of Common Stock on the record date mentioned below.

          F = the fair market value on the record date mentioned below of the Distributed Property, distributable to the holder of one share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company).

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution. If an adjustment is made pursuant to this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness, assets or capital stock actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date.

          This subsection does not apply to any dividend or distribution referred to in subsections (a) or (b) of this Section 11.

          Notwithstanding the foregoing, in the event that the fair market value of the Distributed Property so distributed exceeds such Current Market Value per share of Common Stock, or such Current Market Value exceeds such fair market value by less than $0.10 per share, the Exercise Price shall not be adjusted pursuant to this subsection (c) and, in lieu of such an adjustment, adequate provision will be made so that each Holder will be entitled to receive upon exercise of the Warrants the amount of Distributed Property such Holder would have received had such Warrants been exercised immediately prior to the Record Date for such distribution.

          In addition, notwithstanding the foregoing provisions of this subsection (c), no adjustment shall be made hereunder for any distribution of Distributed Property if the Company makes proper provision so that each Holder who exercises a Warrant (or any portion thereof) after the date fixed for determination of shareholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of Distributed Property that such Holder would have been entitled to receive if such Holder had, immediately prior to such determination date, exercised such Warrant; provided that, with respect to any Distributed Property that is convertible, exchangeable or exercis able, the foregoing provision shall only apply to the extent (and so long as) the Distributed Property receivable upon exercise of such Warrant would be convertible, exchangeable or exercisable, as appli cable, without any loss of rights or privileges for a period of at least 60 days following exercise of such Warrant.

          Rights or warrants distributed by the Company to all Holders of its Common Stock (whether before or after the date hereof) entitling the Holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (the "Trigger Event") (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed to be distributed for purposes of this subsection (c) (and the appropriate adjustment to the Exercise Price shall be required) only upon the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Exercise Price under this subsection (c), (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any Holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all Holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise by any Holder thereof, the Exercise Price shall be readjusted as if such distribution had not occurred.

          If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

          (d) In case the Company or any Subsidiary of the Company shall make any distribution consisting exclusively of cash (excluding any cash portion of distributions for which an adjustment is required to be made in accordance with subsection (c) above, or cash distributed upon a merger or consolidation to which subsection (n) applies) to all holders of Common Stock in an aggregate amount that, combined together with (i) all other such all-cash distributions made within the then preceding 12 months in respect of which no adjustment to the Exercise Price has been made and (ii) any cash and the fair market value of other consideration paid or payable in respect of any tender offer by the Company or any of its Subsidiaries for Common Stock concluded within the preceding 12 months in respect of which no adjustment has been made pursuant to subsection (e) below, exceeds 10% of the Company's market capitalization (defined as being the product of the then Current Market Value per share of the Common Stock (determined as provided in subsection (h) below) times the number of shares of Common Stock then outstanding) on the record date of such distribution, then in each such case the Exercise Price shall be adjusted in accordance with the following formula:

                         E  = E x M - F
                                  -----
                                     M

where:

          E  = the adjusted Exercise Price.

          E  = the then current Exercise Price.

          M = the Current Market Value per share of Common Stock on the record date for such distribution.

          F = the total combined amount of cash so distributed per share of Common Stock (determined by dividing such total amount by the number of shares of Common Stock outstanding on such record date).

Notwithstanding the foregoing, in the event that the cash so distributed applicable to one share of Common Stock equals or exceeds such current market price per share of Common Stock, or such current market price exceeds such amount of cash by less than $0.10 per share, the Exercise Price shall not be adjusted pursuant to this subsection (d) and, in lieu of such an adjustment, adequate provision will be made so that each Holder will be entitled to receive upon exercise of the Warrants the amount of cash such Holder would have received had such Warrants been exercised immediately prior to the record date for such distribution.

          In addition, notwithstanding the foregoing provisions of this subsection (c), no adjustment shall be made hereunder for any distribution of such cash if the Company makes proper provision so that each Holder who exercises a Warrant (or any portion thereof) after the date fixed for determination of shareholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount of cash that such Holder would have been entitled to receive if such Holder had, immediately prior to such determination date, exercised such Warrant.

          (e) In case there shall be completed a tender or exchange offer made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock (any such tender or exchange offer being referred to as an "Offer") that involves an aggregate consideration having a fair market value as of the expiration of such Offer (the "Expiration Time") that, together with (i) any cash and the fair market value of any other consideration payable in respect of any other Offer, as of the expiration of such other Offer, expiring within the 12 months preceding the expiration of such Offer and in respect for which no Conversion Price adjustment pursuant to this subsection (e) has been made and
(ii) the aggregate amount of any all-cash distributions referred to in subsection (d) of this Section 11 to all holders of Common Stock within the 12 months preceding the expiration of such Offer for which no conversion price adjustment pursuant to such subsection (d) has been made, exceeds 10% of the product of the then Current Market Value per share (determined as provided in subsection (h) below) of the Common Stock on the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then unless the Company elects to reserve a ratable portion of such cash for distribution upon exercise of the Warrants, the Exercise Price shall be adjusted in accordance with the following formula:

                         E  = E x (M x O) - F
                                  -----------
                                  M x (O - P)

where:

          E  = the adjusted Exercise Price.

          E  = the then current Exercise Price.

          M = the Current Market Value per share of Common Stock immediately prior to the Expiration Time.

          O = the number of shares of Common Stock outstanding at the Expiration Time (including any tendered shares).

          F = the fair market value of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the Offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted being defined as the "Purchased Shares").

          P  = the number of Purchased Shares.

Any such adjustment shall become effective immediately prior to the opening of business on the day following the Expiration Time.

          For purposes of this subsection (e), the fair market value of any consideration with respect to an Offer shall be reasonably determined in good faith by the Board of Directors of the

Company and described in a Board Resolution.

          (f) Adjustment for Common Stock Issue
              ---------------------------------

          If the Company issues shares of Common Stock for a consideration per share less than the Current Market Value per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                            O +  P
                                ---
               E  =  E  x        M
                           --------
                              A

where:

          E  = the adjusted Exercise Price.

          E  = the then current Exercise Price.

          O = the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock.

          P = the aggregate consideration received for the issuance of such additional shares of Common Stock.

          M = the Current Market Value per share of Common Stock on the date of issuance of such additional shares.

          A = the number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          This subsection (f) does not apply to:

               (1) any of the transactions described in subsection (a) of this
     Section 11; or

               (2) Common Stock issued to the Company's employees, directors or consultants under bona fide benefit plans adopted by the Board of Directors, or in connection with the acquisition of a business approved by the Board of Directors, if such Common Stock would otherwise be covered by this subsection (f) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement (plus the number of shares of Common Stock issuable upon the exercise of options, warrants or other securities referred to in subsection (g)(3) below) shall not exceed 10% of the number of shares of Common Stock outstanding on the date of this Agreement (as such number may be adjusted from time to time to reflect stock splits, stock dividends and other similar events)); or

               (3) the issuance of Common Stock in connection with (i) the exercise of Warrants, or (ii) the conversion, exchange or exercise of any options, warrants, or other securities convertible into or exchangeable or exercisable for Common Stock; or

               (4) the issuance of Common Stock in any bona fide underwritten public offering.

          (g) Adjustment for Convertible Securities Issue
              -------------------------------------------

          If the Company issues any options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Current Market Value per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                                   O +  P
                                       ---
                         E  = E x        M
                                   -------
                                   O +  D
where:

          E  = the adjusted Exercise Price.

          E  = the then current Exercise Price.

          O = the number of shares of Common Stock outstanding immediately prior to the issuance of such securities.

          P = the aggregate consideration received for the issuance of such securities.

          M = the Current Market Value per share of Common Stock on the date of issuance of such securities.

          D = the maximum number of shares of Common Stock deliverable upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities.

          This subsection (g) does not apply to:

               (1) any transaction described in subsection (b) of this Section 11; or

               (2)  the issuance of the Warrants; or

               (3) any such options, warrants or other securities issued to the Company's employees, directors or consultants under bona fide benefit plans adopted by the Board of Directors, or in connection with the acquisition of a business approved by the Board of Directors, if such options, warrants or other securities would otherwise be covered by this subsection (g) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement (plus the number of shares of Common Stock referred to in subsection (f)(2) above) shall not exceed 10% of the number of shares of Common Stock outstanding on the date of this Agreement (as such number may be adjusted from time to time to reflect stock splits, stock dividends and other similar events)); or

               (4) the issuance of any such options, warrants or other securities in any bona fide underwritten public offering.

          (h)  Current Market Value
               --------------------

          "Current Market Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be the average of the daily Market Prices for a share of Common Stock for the 10 consecutive trading days selected by the Company commencing not more than 20 trading days before, and ending not later than, the earlier of the date in question and the date immediately prior to the "'ex- date," with respect to the issuance, distribution or Offer requiring such computation. For purposes of this paragraph, the term "'ex' date," when used with respect to any issuance, distribution or payments with respect to an Offer, means the first date on which the Common Stock trades regular way on the New York Stock Exchange (or if not listed or admitted to trading thereon, then on the principal national securities exchange on which the Common Stock is listed or admitted to trading) without the right to receive such issuance, distribution or Offer.

          The "Market Price" for any Security on each business day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company, or (C) if neither clause
(A) nor (B) is applicable, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City of New York, customarily published on each business day, designated by the Company. If there are no such prices on a business day, then the Market Price shall not be determinable for such business day.

          (i)  Consideration Received
               ----------------------

          For purposes of any computation respecting consideration received pursuant to subsections (f) and (g) of this Section 11, the following shall apply:

               (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

               (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (irrespective of the accounting treatment thereof) as determined in good faith by the Board of Directors; and

               (3) in the case of the issuance of options, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

          (j) When De Minimis Adjustment May Be Deferred
              ------------------------------------------

          No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 0.5% in the Warrant Number. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

          All calculations under this Section 11 shall be made to the nearest 1/1000th of a share.

          (k)  When No Adjustment Required
               ---------------------------

          If an adjustment is made upon the establishment of a record date or issuance date for a distribution or issuance subject to subsections (a), (b) or
(c) or (d) hereof and such distribution or issuance is subsequently cancelled, the Exercise Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

          To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

          (l)  Notice of Adjustment
               --------------------

          Whenever the Exercise Price or the Warrant Number is adjusted, the Company shall provide the notices required by Section 13 hereof.

          (m) When Issuance or Payment May Be Deferred
              ----------------------------------------

          In any case in which this Section 11 shall require that an adjustment in the Exercise Price and Warrant Number be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Warrant Number prior to such adjustment, and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 11; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

          (n)  Reorganizations
               ---------------

          In case of any capital reorganization, other than in the cases referred to in Sections 11(a), (b), (c) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

          The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgement executed and delivered to the Holder(s), the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

          (o)  Adjustment in Number of Shares.
               ------------------------------

          Upon each adjustment of the Exercise Price pursuant to this Section 11, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest thousandth) obtained from the following formula:

                                   N  = N x E
                                            --
                                            E

where:

          N = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

          N = the number of Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

          E  = the adjusted Exercise Price.

          E  = the Exercise Price prior to adjustment.

          (p)  Form of Warrants
               ----------------

          Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          (q) Adjustments in Other Securities
              -------------------------------

          If as a result of any event or for any other reason, any adjustment is made which increases the number of shares of Common Stock issuable upon conversion, exercise or exchange of, or in the conversion or exercise price or exchange ratio applicable to, any outstanding securities of the Company that are convertible into, or exercisable or exchangeable for, Common Stock of the Company, then a corresponding adjustment shall be made hereunder to increase the number of shares of Common Stock issuable upon exercise of the Warrants, but only to the extent that no such adjustment has been made pursuant to Sections 11(a), (b), (c) or (d) hereof with respect to such event or for such other reason.

          (r)  Miscellaneous
               -------------

          For purpose of this Section 11 the term "shares of Common Stock" shall mean (i) shares of any class of stock designated as Common Stock of the Company at the date of this Agreement, and (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 11, the holders of Warrants shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (r) of this Section 11, inclusive, and the provisions of Sections 5, 8, 10 and 12 with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

          SECTION 12.  FRACTIONAL INTERESTS.  The Company shall not be required
                       --------------------
to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value of the Warrant Share so issuable (as determined in good faith by the Board of Directors), multiplied by such fraction.

          SECTION 13.  NOTICES TO WARRANT HOLDERS.  Upon any adjustment pursuant
                       --------------------------
to Section 9 hereof, the Company shall promptly thereafter (i) cause to be filed with the Company a certificate of an officer of the Company setting forth the Warrant Number and Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the registered holders of the Warrant Certificate at his or its address appearing on the

Warrant register written notice of such adjustments by first class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
Section 13.

          In case:

               (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

               (b) the Company shall authorize the distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness, or other securities; or

               (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (e) the Company proposes to take any action that would require an adjustment to the Warrant Number or the Exercise Price pursuant to Section 11 hereof;

then the Company shall cause to be given to each of the registered holders of the Warrant Certificate at his or its address appearing on the Warrant register, at least 20 days prior to the applicable record date hereinafter specified, or 20 days prior to the date of the event in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating
(i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

          Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders of Warrants (prior to the exercise of such Warrants) the right to vote or to consent or to receive notice as shareholder in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company; provided that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.

          SECTION 14.  TERMINATION.  Notwithstanding any other provision hereof,
                       -----------
this Warrant Agreement will terminate, and all Warrants outstanding hereunder shall be canceled and of no further force or effect, upon the first to occur of the following events:

               (a) The termination of the LLC Venture pursuant to the provisions of Section 11.1(a) of the LLC Agreement or, if earlier, upon (i) the delivery of a "Specified Termination Notice" (as defined) by the Company (as the Venture Partner) pursuant to Section 14(a) of the Venture Partner Warrant Agreement or (ii) the delivery by the Venture Partner of a notice to terminate for convenience pursuant to Section 11(a)(vii) of the LLC Agreement; provided, however, that upon the occurrence of a "Termination
                --------  -------
     Option Event" with respect to which the Venture Partner is the "TO Member" (in each case, as defined in Section 11(c) of the LLC Agreement), this Agreement shall remain operative and the Warrants shall remain outstanding and enforceable in accordance with their terms until the first anniversary of the date on which the "TO Member" delivers a notice of termination (a "Specified Termination Notice") as a result of the occurrence of an "Uncured Default," a "Member Unlawful Event" or an "Improper Deadlock" (in each case, as defined in Section 11(a) of the LLC Agreement) or, with respect to any other "Termination Option Event," until the first anniversary of the date of termination of the LLC Venture; and, provided
                                                                     --------
     further, that (i) in the event that either party terminates the LLC
     -------
     Agreement pursuant to Section 11(a)(vi) thereof, other than in the case where an "Improper Deadlock" (as defined in the LLC Agreement) is found to exist, which shall be governed by the first proviso of this paragraph when
                                                 -------
     the Venture Partner is the "TO Member" with respect to such "Improper Deadlock," this Agreement shall remain operative and the Warrants shall remain outstanding and enforceable in accordance with their terms only until the first anniversary of the occurrence of the "Deadlock" (as defined in the LLC Agreement), and (ii) in the event that either party terminates the LLC Agreement pursuant to Section 11(a)(ix) thereof, this Agreement shall remain operative and the Warrants shall remain outstanding and enforceable in accordance with their terms only until the first anniversary of the date of execution of this Agreement;

               (b) The expiration of a period of five years commencing on the date hereof; or

               (c) The exercise of all Warrants outstanding under this Agreement;

     provided, however, that if the Exercise Period has commenced less than one
     ------------------
     year prior to the date on which this Agreement would otherwise terminate pursuant to clauses (a) or (b) above, this Agreement shall remain operative, and the Warrants shall remain outstanding and enforceable in accordance with their terms, until the expiration of such Exercise Period.

          SECTION 15.  NOTICES TO THE COMPANY AND THE VENTURE PARTNER.  All
                       ----------------------------------------------
notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be decreed to be validly given, made or served when delivered personally, transmitted by telex or telecopier, or deposited in the U.S. mail, postage prepaid, for delivery by express, registered or certified mail, or delivered to a recognized overnight courier service, addressed as follows:

          If to the Company:

               Wyle Electronics
               15370 Barranca Parkway
               Irvine, California  92718
               Attention:  Chief Financial Officer

          If to the Venture Partner:

               Marshall Industries
               9320 Telstar Avenue
               El Monte, California  91731
               Attention:  Chief Financial Officer

or to such other address as may be specified in a notice given pursuant to this Section. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the address to which notices are to be given by giving five days' prior notice of such change in accordance herewith.

          SECTION 16.  SUPPLEMENTS AND AMENDMENTS.  The Company may from time to
                       --------------------------
time supplement or amend this Agreement without the approval of any Holders of Warrant Certificate in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrant Certificate.

          SECTION 17.  SUCCESSORS AND ASSIGNS.  All the covenants and provisions
                       ----------------------
of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

          SECTION 18.  NO RIGHTS OR LIABILITIES AS SHAREHOLDER.  Nothing
                       ---------------------------------------
contained herein shall be construed as conferring upon any Holder any rights as a shareholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

          SECTION 19.  GOVERNING LAW.  This Agreement and each Warrant
                       -------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the internal laws of said State.

          SECTION 20.  BENEFITS OF THIS AGREEMENT.  Nothing in this Agreement
                       --------------------------
shall be construed to give to any person or corporation other than the Company and the registered Holders of the Warrant Certificate any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered Holders of the Warrant Certificate.

          SECTION 21.  AMENDMENTS AND WAIVERS.  No provision of this Agreement
                       ----------------------
may be amended or waived except by an instrument in writing signed by the party sought to be bound or except as provided pursuant to Section 16 hereof; provided that any amendment or waiver sought from the Holders of any provision of this Agreement which affects Holders generally shall be given by Holders of at least a majority of the Warrants outstanding and any amendment or waiver so given shall be binding on all Holders. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

          SECTION 22.  CONSTRUCTION; INTERPRETATION.  This Agreement shall not
                       ----------------------------
be construed for or against any party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective parties. This Agreement shall be construed reasonably to carry out its intent without presumption against or in favor of any party. The natural persons executing this Agreement on behalf of each party have the full right, power and authority to do and affirm the foregoing warranty on behalf of each party and on their own behalf. The captions on sections are provided for purposes of convenience and are not intended to limit, define the scope of or aid in interpretation of any of the provisions hereof. All pronouns and singular or plural references as used herein shall be deemed to have interchangeably (where the sense of the sentence requires) a masculine, feminine or neuter, and/or singular or plural meaning, as the case may be.

          SECTION 23.  COUNTERPARTS.  This Agreement may be executed in any
                       ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                 WYLE ELECTRONICS



                                 By:
                                     ----------------------------------------
                                 Name:
                                 Title:



                                 MARSHALL INDUSTRIES



                                 By:
                                     ----------------------------------------
                                 Name:
                                 Title:

                                   EXHIBIT A


                         [Form of Warrant Certificate]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT EXCEPT PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AS SET FORTH IN A STANDSTILL AGREEMENT AND A WARRANT AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF SUCH SECURITIES AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE THEREWITH. COPIES OF SAID STANDSTILL AGREEMENT AND WARRANT AGREEMENT ARE ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY.


No. 1996-LLC-1                                                1,138,383 Warrants


                              Warrant Certificate

                                Wyle Electronics

          This Warrant Certificate certifies that Marshall Industries, or its permitted assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase Common Stock, without par value (the "Common Stock"), of Wyle Electronics, a California corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company one fully paid and nonassessable share of Common Stock (a "Warrant Share") at an initial exercise price of $31.80, subject to adjustment as provided in the Warrant Agreement (the "Exercise Price") payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Warrants may be exercised only during the Exercise Period (as defined in the Warrant Agreement). Furthermore, Warrants may be exercised during the Exercise Period without the exchange of funds pursuant to the net exercise provisions of Section 5 of the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued pursuant to a Warrant Agreement dated as of August 8, 1996 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

          The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants during the Exercise Period under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by certified or bank check at the office of the Company designated for such purpose or by wire transfer of immediately available funds to an account designated by the Company. In the event that upon any exercise of warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the holder hereof or his or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

          The Warrant Agreement provides that upon the occurrence of certain events the number of Warrants and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

          Upon exercise of the Warrants, the holder of Common Stock issued upon such exercise will be bound by and subject to the terms of that certain Standstill Agreement dated as of the date hereof, by and between the Company (the "Standstill Agreement"), unless such holder is not subject to the provisions of said Standstill Agreement in accordance with its terms.

          The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock issuable upon the exercise thereof.
Said registration rights are set forth in a Registration Rights Agreement (Wyle) dated as of August 8, 1996, by and between the Company and the Venture Partner (the "Registration Rights Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Registration Rights Agreement as a holder of Registrable Securities thereunder. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificate of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant

Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the Company.

          IN WITNESS WHEREOF, Wyle Electronics has caused this Warrant Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or Vice President and by its Secretary or Assistant Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.



Dated:  August 8, 1996           WYLE ELECTRONICS



                                 By:
                                     ----------------------------------------
                                 Name:
                                 Title:



                                 By:
                                     ----------------------------------------
                                 Name:
                                 Title:

                          FORM OF ELECTION TO PURCHASE

                   (To Be Executed Upon Exercise Of Warrant)


          The undersigned holder hereby represents that it is the registered holder of this Warrant Certificate, and hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock, without par value, of Wyle Electronics and herewith tenders payment for such shares to the order of Wyle Electronics the amount of $_______________ in accordance with the terms hereof (unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 5 of the Warrant Agreement). The undersigned requests that a certificate for such shares be registered in the name of the undersigned or nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of the undersigned or nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth.

                    Certificate to be registered as follows:
                    ----------------------------------------

          Name:
                    ----------------------------------------
          Address:
                    ----------------------------------------

                    ----------------------------------------

                    ----------------------------------------


          Social Security or
          Taxpayer Identification No.:
                                      ----------------------

                    Certificate to be delivered as follows:
                    ---------------------------------------

          Name:
                    ----------------------------------------
          Address:
                    ----------------------------------------

                    ----------------------------------------

                    ----------------------------------------


Date:                             Signature:
       -------------                        -----------------------------------

                                ASSIGNMENT FORM

To assign this Warrant after the commencement of the Exercise Period (as defined in the Warrant Agreement), fill in the form below:

     (I) or (we) assign and transfer this Warrant to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

and irrevocably appoint
                        --------------------------------------------------------

                                        agent to transfer this Warrant on the
---------------------------------------
books of the Company.  The agent may substitute another to act for him.



Date:  _____________    Your Signature:________________________________________
                                 (Sign exactly as your name appears on the other
side of this Warrant)



Signature Guarantee:

                                      A-5

                                       31